Acquisition of DNB Financial Corporation June 5, 2019 MEMBER FDIC

Forward Looking Statement and Risk Factors This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the proposed merger and the expected returns and 10 52 140 other benefits of the proposed merger to shareholders. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements, and there can be no assurances that: the proposed merger will close when expected or the expected returns and other benefits of the proposed 13 76 143 merger to shareholders will be achieved. Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frames expected or at all, or may be more costly to achieve; that the merger transaction may not be timely completed, if at all; that prior to completion of the merger transaction or thereafter, the parties' respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder, or other closing 224 233 248 conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties' customers to the merger transaction; diversion of management time to merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in S&T Bancorp's Form 10-K for the fiscal year ended December 31, 2018 and other documents subsequently filed by S&T Bancorp with the Securities and Exchange Commission (the “SEC”). Consequently, no forward-looking 146 208 80 statement can be guaranteed. S&T Bancorp does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional Information and Where to Find It 141 13 58 In connection with the proposed merger, S&T Bancorp will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of DNB Financial Corporation. S&T Bancorp also plans to file other documents with the SEC regarding the proposed merger with DNB Financial Corporation. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, DNB Financial Corporation will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING 13 32 160 OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The registration statement and the proxy statement/prospectus, as well as other filings containing information about S&T Bancorp and DNB Financial Corporation will be available without charge, at the 47 110 171 SEC's Internet site (http://www.sec.gov). Copies of the registration statement and the proxy statement/prospectus, as well as other information about S&T Bancorp and DNB Financial Corporation, can also be obtained, when available, without charge, from S&T Bancorp's website (http://www.stbancorp.com/), under the heading "Investor Relations" and on DNB Financial Corporation’s website, at (http://investors.dnbfirst.com/), under the heading “Investor Relations.” 72 130 124 2

Participants In The Solicitation S&T Bancorp, DNB Financial Corporation and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding S&T Bancorp’s directors and executive officers is available in its definitive proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2019. Information regarding DNB Financial Corporation’s directors 10 52 140 and executive officers is available in its definitive proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov. Other information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement/prospectus and other relevant materials filed with the SEC. 13 76 143 Non-GAAP Financial Measures 224 233 248 In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T and DNB management use, and this presentation contains or references, certain non-GAAP financial measures, such as tangible book value. S&T and DNB believe these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T and DNB believe that these non-GAAP financial measures enhance investors’ understanding of S&T’s and DNB’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial 146 208 80 measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries, and for DNB Financial Corporation and its subsidiaries, as well as other filings that the companies have made with the SEC. 141 13 58 13 32 160 47 110 171 72 130 124 3

Strategic Expansion into SE Pennsylvania . Expansion into premier markets of Southeastern Pennsylvania through a strategic acquisition Strengthens of DNB Financial Corporation with approximately $0.9 billion of loans and $1.0 billion of deposits 10 52 140 Market Position in . Logical market expansion from existing branch footprint in Lancaster, Pennsylvania taking our SE and Central PA total Southeastern and Central Pennsylvania franchise to $2.0 billion in pro forma loans and $1.7 billion in pro forma deposits 13 76 143 . Approximately 30% of pro forma loans and 25% of pro forma deposits will be in attractive 224 233 248 Accelerates Southeastern and Central Pennsylvania growth markets Expansion in Growth Markets . Identified opportunities to expand retail deposit and loan product offerings as well as expand commercial lending relationships to existing and new clients throughout DNB’s footprint 146 208 80 . Combination of two 100+-year-old financial institutions with a shared long-term dedication to 141 13 58 Shared Approach to Community the communities we serve Banking . Consistent approach to commercial underwriting and complementary commercial customer profile 13 32 160 . Mid-single digits EPS accretion with fully phased in cost savings (1) 47 110 171 Attractive . Approximately 3.0% tangible book value dilution with an earnback period of approximately 3.2 Financial years (2) Characteristics 72 130 124 . IRR of greater than 20% (1) Cost savings assumed to be fully phased in during 2021 (2) Utilizing the crossover method 4

Overview of DNB Financial Corporation Q1 2019 Financials Standalone DNB Footprint General Information 10 52 140 Headquarters Downingtown, PA Year Established 1860 Branches 14 13 76 143 Balance Sheet ($000) Total Assets $1,166,694 Total Net Loans $927,427 224 233 248 Deposits $980,257 Balance Sheet Ratios 146 208 80 Loans/ Deposits 95.3% TCE / TA 8.61% 141 13 58 Asset Quality NPAs/ Assets 0.96% Reserves/ Loans 0.72% Franchise Highlights 13 32 160 . 14 branches in attractive Southeastern Pennsylvania markets Profitability Ratios ROAA 0.89% . Headquartered in Chester County with a median household income that is 47 110 171 ROAE 9.09% ~36% greater than the national average ROATCE 10.63% . Wealth management business with approximately $250 million in assets Net Interest Margin 3.39% 72 130 124 Efficiency Ratio 66.1% under management . Completed merger with East River Bank in October 2016 Source: S&P Global Market Intelligence. Data as of 3/31/2019 Dollars in thousands 5

Our Combined Company Pro Forma Highlights ($ in billions)(1) Pro Forma Branch Footprint Assets $8.4 10 52 140 Loans $6.9 DNBF 13 76 143 STBA Branch Deposits $6.8 STBA LPO 224 233 248 Branches 74 146 208 80 . $2.0 billion in pro forma loans and $1.7 billion in pro forma deposits in our combined Southeastern and Central 141 13 58 Pennsylvania footprint . Logical market extension into Chester 13 32 160 County from current Lancaster, Pennsylvania footprint (30 miles) . Increased scale to further serve DNB’s 47 110 171 commercial customers in its home markets . Increased array of retail and wealth 72 130 124 management products and services offered through DNB’s branch footprint Data as of 3/31/2019 (1) Does not include the impact of purchase accounting adjustments 6

Strong Market Position in Premier PA County Deposit Market Share Demographics Comparison Top 15 Chester County Banks Median Household Income ($) Comm. Deposits in Market 10 52 140 $97,646 Bank Number of Market Share $86,055 Rank Rank Institution (ST) Branches ($mm) (%) $71,482 $63,174 1 Wells Fargo & Co. (CA) 16 2,208 15.1 13 76 143 2 BB&T Corp. (NC) 19 1,487 10.2 3 Toronto-Dominion Bank 10 1,445 9.9 DNBF Philadelphia Chester, PA National Average 224 233 248 4 PNC Financial Services Group (PA) 10 1,416 9.7 MSA County 5 Citizens Financial Group Inc. (RI) 17 1,341 9.2 Households with Income > $200k / Total Households (%) 18.0% 146 208 80 6 1 Customers Bancorp Inc. (PA) 3 826 5.7 15.0% 7 2 WSFS Financial Corp. (DE) 12 779 5.3 10.5% 8.1% 8 3 DNB Financial Corp. (PA) 10 693 4.8 141 13 58 9 Bank of America Corporation (NC) 4 579 4.0 10 4 Meridian Corp. (PA) 3 565 3.9 DNBF Philadelphia Chester, PA National Average MSA County 13 32 160 11 5 Malvern Bancorp Inc. (PA) 6 549 3.8 12 Fulton Financial Corp. (PA) 8 540 3.7 Projected Population Growth (%) 3.6% 47 110 171 13 KeyCorp (OH) 8 401 2.8 14 6 Bryn Mawr Bank Corp. (PA) 6 322 2.2 2.0% 2.1% 1.5% 15 Banco Santander 6 321 2.2 72 130 124 Source: S&P Global Market Intelligence. Deposit market share data as of 6/30/2018 DNBF Philadelphia Chester, PA National Average Community banks defined as banks with total assets less than $15 billion MSA County Estimated population growth timeframe is from 2019Y – 2024Y Represents deposit weighted by county-level demographic data 7

Diversified Loan Portfolio . Adds geographic diversification through a high-quality commercial focused loan portfolio in attractive Southeastern Pennsylvania markets 10 52 140 . Combined loan portfolio is approximately 37% C&I and owner-occupied commercial real estate and 38% non-owner occupied commercial real estate 13 76 143 $6.9 Billion Pro Forma Total Loans(1) 224 233 248 Composition by Product Type Composition by Geography Consumer & Construction Central OH Other 146 208 80 5% Northeast OH 7% 8% Residential 6% Real Estate 12% Upstate NY Commercial & 5% 141 13 58 Industrial 25% Western PA 13 32 160 52% Non-Owner Central & SE Occupied PA Owner CRE 30% 47 110 171 Occupied 38% CRE 12% 72 130 124 Source: S&P Global Market Intelligence STBA and DNBF loan data per GAAP filings as of 3/31/2019 (1) Does not include the impact of purchase accounting adjustments 8

Combined Deposit Base . 23% noninterest bearing demand deposits on a combined basis . $1.7 billion of combined deposits in Southeastern and Central Pennsylvania markets 10 52 140 . DNB enjoys significant long-term relationships with commercial and retail customers, particularly in its legacy Chester County markets where it has nearly 160 years of operating history 13 76 143 $6.8 Billion Pro Forma Deposits(1) 224 233 248 Composition by Product Type Composition by Geography (2) Jumbo Time Central OH Other Deposits Demand 146 208 80 1% 9% 10% Deposits Northeast OH 23% 1% Retail Time Upstate NY Deposits 0% 141 13 58 14% Central & SE PA NOW & Other 24% 13 32 160 Trans. Accts Western PA 12% 65% MMDA & 47 110 171 Other Savings 41% 72 130 124 Source: S&P Global Market Intelligence STBA and DNBF deposit data per GAAP and regulatory filings as of 3/31/2019 (1) Does not include the impact of purchase accounting adjustments (2) Includes brokered deposits 9

Comprehensive Due Diligence Efforts . Engaged third party resources to assist with credit due diligence efforts 10 52 140 13 76 143 . Credit diligence coverage: • Reviewed 63% of total commercial loan exposure 224 233 248 • Reviewed 89% of total criticized loan exposure • Reviewed 86% of total classified loan exposure 146 208 80 141 13 58 . Further areas of comprehensive diligence focus: • Retail banking • Risk management / governance 13 32 160 • Commercial lending • IT / bank operations / facilities 47 110 171 • Finance / accounting • Human resources • Secondary mortgage / consumer lending • Wealth management 72 130 124 10

Transaction Structure (1) 10 52 140 Pro Forma Total Assets $7,229 $1,167 $8,396 Total Gross Loans $5,938 $934 $6,872 13 76 143 Total Deposits $5,833 $980 $6,813 Branches 60 14 74 224 233 248 Consideration ▪ 100% Stock 146 208 80 Fixed Exchange Ratio ▪ 1.22 shares of STBA for each share of DNBF (2) Transaction Value ▪ $47.28 per share, or approximately $206.1 million in aggregate (3) 141 13 58 − 13.8% market premium − 207% of tangible book value 13 32 160 Board of Directors ▪ Two current DNBF directors to be appointed to the STBA board at closing Required Approvals ▪ Customary regulatory approvals; Approval of DNBF's shareholders 47 110 171 Pro Forma Ownership ▪ Approximately 87% STBA / 13% DNBF Expected Closing ▪ Q4 2019 72 130 124 Financial data as of 3/31/2019, unless otherwise noted Dollars in millions (1) Does not include the impact of purchase accounting adjustments (2) Based upon STBA’s closing price of $38.75 as of 6/4/2019. Includes consideration for 4,331,121 common shares outstanding, in addition to 29,190 unvested shares of restricted stock (3) Market premium as compared to DNBF’s closing price of $41.55 as of 6/4/2019 11

Key Assumptions . Gross loan credit write-down of ($10.1) million, or approximately 1.1%, accreted sum-of- years’-digits over 8 years Credit 10 52 140 . Loan interest rate write-down of ($14.5) million, accreted sum-of-years’-digits over 8 years . OREO write-down of ($1.1) million 13 76 143 . Expected to be approximately 33% of DNBF’s pre-tax expense base (fully phased-in) Expense Savings • Approximately $9.5 million pre-tax on run-rate basis • 60% realized in 2020 and 100% thereafter 224 233 248 Merger & Integration Costs . Approximately $17 million on a pre-tax basis 146 208 80 . Core deposit intangible of 2.0% assumed on non-time deposits 141 13 58 Core Deposit Intangible • Amortized sum-of-years’-digits over 10 years 13 32 160 Other Purchase . $8.0 million pre-tax write-up to fixed assets (primarily depreciated branches and land) Accounting Adjustments . Net other pre-tax write-downs of approximately ($1.0) million 47 110 171 72 130 124 Regulatory Capital . DNBF existing subordinated debt and trust preferred to be redeemed post closing 12

Estimated Pro Forma Financial Metrics 10 52 140 Key Transaction Impacts to STBA (1) Pro Forma at Close Capital Ratios (2) Est. 12/31/19 13 76 143 2020E / 2021E ~2.8% / ~5.2% TCE Ratio 9.3% EPS Accretion 224 233 248 Leverage Ratio 9.8% 146 208 80 IRR (1) >20% Common Equity 11.3% 141 13 58 Tier 1 Ratio Initial Tangible Book Value Impact (2) ~(3.0%) 13 32 160 Tier 1 Ratio 11.5% Tangible Book Value 47 110 171 Earnback Period (2) (3) 3.2 years Total Capital Ratio 12.8% 72 130 124 (1) Includes purchase accounting marks and 100% of deal related expenses. Assumes a terminal multiple of 13.0x (2) Incorporates 100% of deal related expenses (3) Based on the crossover method 13

Conclusions 10 52 140 . Logical, strategic market expansion in Southeastern Pennsylvania only 30 miles from our existing Lancaster presence 13 76 143 . Demographically attractive Southeastern Pennsylvania growth markets of 224 233 248 Chester County and broader Philadelphia MSA 146 208 80 . Nearly 160-year-old community focused banking institution with shared long- term dedication to communities it serves 141 13 58 . Financially attractive transaction for shareholders of STBA and DNBF 13 32 160 . Retail and commercial lending, residential mortgage origination and wealth 47 110 171 management expansion opportunities identified but not modelled into the transaction 72 130 124 14

10 52 140 13 76 143 224 233 248 146 208 80 Appendix 141 13 58 13 32 160 47 110 171 72 130 124 15

Attractive Philadelphia MSA 8th largest MSA in the U.S. and 2nd in the Mid-Atlantic based on population 2010 – 2019 Population Growth 2019 – 2024 Proj. Pop. Growth Major Philadelphia Employers 10 52 140 2.6% 1.5% 13 76 143 224 233 248 (0.5%) (2.3%) 146 208 80 Mid-Atlantic Median Philadelphia Mid-Atlantic Median Philadelphia 2019 Median Household Income 2019 – 2024 Proj. Income Growth 141 13 58 $71,482 8.9% 13 32 160 $57,200 8.2% 47 110 171 Mid-Atlantic Median Philadelphia Mid-Atlantic Median Philadelphia 72 130 124 Source: S&P Global Market Intelligence & The Chamber of Commerce for Greater Philadelphia Mid-Atlantic Median comprised of MSAs in DC, DE, MD, NJ, NY, and PA 16

Pro Forma Loan & Deposit Compositions STBA Stand Alone DNBF Stand Alone Pro Forma Total: $5,935mm Total: $934mm Total: $6,869mm Construction Consumer & Consumer & 10 52 140 Consumer & Other Construction Other 4% Residential Other Construction 8% 5% 9% Real Estate 6% 8% Residential 12% Commercial & Residential Real Estate Industrial Real Estate 12% Commercial & Commercial & 19% 11% Industrial Industrial 13 76 143 26% 25% Loan MixLoan Non-Owner Owner Non-Owner Occupied Non-Owner Occupied Occupied Owner CRE 224 233 248 Occupied CRE Owner CRE Occupied CRE 37% 19% Occupied 38% CRE 38% CRE 11% 12% 146 208 80 Yield on Loans: 5.00% Yield on Loans: 4.84% Yield on Loans: 4.98% Total: $5,833mm Total: $980mm Total: $6,813mm 141 13 58 Jumbo Time Jumbo Time Jumbo Time Deposits Deposits Deposits Demand 10% 10% 10% Retail Time Demand Deposits Deposits Retail Time Deposits 23% Retail Time 14% Demand Deposits 17% Deposits 17% Deposits 13 32 160 25% 14% NOW & Other Trans. Accts 12% 47 110 171 Mix Deposit NOW & Other NOW & Other MMDA & Trans. Accts Trans. Accts MMDA & MMDA & Other Savings 9% Other Savings 24% 42% Other Savings 32% 41% 72 130 124 Cost of Deposits: 1.04% Cost of Deposits: 1.02% Cost of Deposits: 1.04% Source: S&P Global Market Intelligence STBA and DNBF loan data per GAAP and regulatory filings as of 3/31/2019 17

Track Record of Organic & Acquisitive Growth Northeast OH Southeast PA Central OH Central PA Western PA Branch opens in Cuyahoga Acquisition of DNB Financial LPO opens in Dublin, OH Integrity Bank acquired LPO opens in Pittsburgh, PA 10 52 140 Falls, OH Corp. announced March 24, 2014 March 4, 2015 October 31, 2016 April 22, 2019 June 5, 2019 Central OH Upstate NY Northeast OH Upstate NY 13 76 143 Dublin LPO relocated and opens LPO opens in Rochester, NY Branch opens in Akron, OH LPO opens in Buffalo, NY as a branch in Hilliard, OH March 24, 2015 December 21, 2015 May 29, 2019 March 4, 2019 224 233 248 $9,000 $8,396 146 208 80 $8,000 1,167 $7,252 $7,060 141 13 58 $6,943 $7,000 $6,318 13 32 160 $6,000 866 In $ $ (millions) In 7,252 7,229 6,943 7,060 47 110 171 $4,965 $5,000 5,452 72 130 124 4,965 $4,000 2014 2015 2016 2017 2018 1Q19 S&T Bank Integrity Bank DNB Financial 18

Tangible Book Value Per Share Dilution Tangible Book Value Dilution Intangibles Created Shares $ Per ($M) 10 52 140 ($M) (M) Share Deal Value (2) $206 STBA Standalone STBA Tangible Book Value at 3/31/19 (1) $654 34 $19.04 DNBF TCE at Close $107 13 76 143 (+) Three Quarters of Consensus Mean Earnings Prior to Close 79 (+) DNBF One-Time Costs (3) (-) Consensus Dividends Remaining of $0.81 Per Share (28) (+) Net AT FV Marks & Purch Acct (11) (+) Amortization of Existing Core Deposit Intangibles (Net of DTL) 0 Adjusted Tangible Book Value $93 224 233 248 Standalone STBA Tangible Book Value at 12/31/19 $706 34 $20.56 Excess Over Adjusted Tangible Book Value $113 Pro Forma (+) Core Deposit Intangible Created (Net of DTL) (14) STBA Tangible Book Value at 12/31/19 $706 34 $20.56 (+) DTL on CDI 3 (+) Equity Consideration to DNBF 206 5 146 208 80 (+) DTA from FV Marks & Purch Acct (2) (-) One-Time Expenses to STBA (after-tax) (11) Goodwill Created $99 (-) Total Intangibles Created (Goodwill + CDI) (114) Total Intangibles Created $114 (+) Deferred Tax Liability on CDI Created 3 141 13 58 Pro Forma STBA Tangible Book Value at 12/31/19 $791 40 $19.94 STBA (Dilution) - $ ($0.62) STBA (Dilution) - % (3.0%) 13 32 160 Tangible Book Value Earnback (Crossover Method) ~ 3.2 years 47 110 171 72 130 124 Model assumes a 12/31/2019 closing date (1) Includes the net effect of deferred tax liabilities associated with amortizable intangible assets. (2) Based upon STBA’s closing price of $38.75 as of 6/4/2019. Includes consideration for 4,331,121 common shares outstanding, in addition to 29,190 unvested shares of restricted stock 19

Acquisition of DNB Financial Corporation June 5, 2019 MEMBER FDIC